SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2005 (April 7, 2005)

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Carnegie Center

Princeton, NJ 08540-6215

(Address of principal executive offices, including zip code)

(609) 734-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of The Code of Ethics

On April 7, 2005, the Board of Directors of RCN Corporation (“RCN”), a Delaware Corporation, adopted a Code of Business Conduct that supersedes the Code of Business Conduct that had previously been in effect. RCN has not waived any provision of the current Code of Business Conduct or the prior Code of Business Conduct.

A copy of the Code of Business Conduct is attached hereto as Exhibit 99.1 and is available on RCN’s website at www.rcn.com/investor/pdfs/codeofconduct.pdf.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	RCN Corporation’s Code of Business Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter Aquino
Name:	Peter Aquino
Title:	Chief Executive Officer

Date: April 14, 2005

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	RCN Corporation’s Code of Business Conduct